UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

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Date of report (Date of earliest event reported) November 28, 2007

U.S.B. HOLDING CO., INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12811	36-3197969
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Dutch Hill Road Orangeburg, New York		10962
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (845) 365-4600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

G	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

G	Soliciting material pursuant to Rule 14a.-12 under the Exchange Act (17 CFR 240.14a-12)

G	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

G	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 28, 2007, U.S.B. Holding Co., Inc. (NYSE: UBH) (the “Company”) issued a press release announcing that at a special meeting of Company shareholders held on November 28, 2007, the Company’s shareholders voted to approve and adopt the Amended and Restated Agreement and Plan of Merger, dated as of October 22, 2007, among KeyCorp, KYCA LLC and the Company. The press release is furnished as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

99.1 Press release, dated November 28, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S.B. HOLDING CO., INC.

Date: November 28, 2007	By:	/s/ Raymond J. Crotty
Name: Raymond J. Crotty
Title: President and Chief Operating Officer